Exhibit 10.29

May 09, 2005

Cheniere Energy, Inc.

Cheniere FLNG, L.P.

717 Texas Avenue, Suite 3100

Houston, TX 77002

Re:	Assumption and Adoption of Obligations under Settlement and Purchase Agreement

Ladies and Gentlemen:

This document (this “Assumption Agreement”) is executed and delivered pursuant to and in accordance with Section 1.07 of the Settlement and Purchase Agreement, dated as of June 14, 2001 (the “Crest Settlement Agreement”), by and among Cheniere Energy, Inc., a Delaware corporation (“Cheniere”), Cheniere FLNG, L.P., a Delaware limited partnership (formerly Cheniere LNG, Inc. and before that CXY Corporation) (“CXY”), Crest Energy, L.L.C., a Texas limited liability company, Crest Investment Company, a Texas corporation, and Freeport LNG Terminal, LLC, a Delaware limited liability company.

For good and valuable consideration, including but not limited to the Indemnification Agreement in the form attached hereto as Exhibit A executed by Cheniere and dated as of even date herewith, the receipt and sufficiency of which being hereby acknowledged by each of the entities that now or at any time hereafter executes and delivers a counterpart hereof (“Assuming Entities”), and pursuant to and in accordance with Section 1.07 of the Crest Settlement Agreement, each of the undersigned entities hereby, jointly and severally, assumes and adopts the obligations of Cheniere and CXY ( as CXY is defined in the Crest Settlement Agreement) under the Crest Settlement Agreement. Such assumption and adoption by each of the respective Assuming Entities is effective upon the execution and delivery hereof by or on behalf of such Assuming Entity, regardless of whether or when any other Assuming Entity executes and delivers a counterpart hereof.

Each of the Assuming Entities represents and warrants that as of the date hereof it is in compliance with the provisions of the Crest Settlement Agreement except for any non-compliance which could not reasonably be expected to have a material adverse effect on such Assuming Entity and, to each of the Assuming Entities’ knowledge, no default thereunder has occurred or is continuing.

This Assumption Agreement shall become effective on the date on which the Agent has received the Indemnification Agreement duly executed and delivered by Cheniere.

This Assumption Agreement is governed by, and shall be construed in accordance with, the law of the state of New York.

Sincerely,

CHENIERE LNG, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CHENIERE LNG TERMINALS, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CORPUS CHRISTI LNG-GP, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CORPUS CHRISTI LNG, L.P. By: CORPUS CHRISTI LNG-GP, INC., its general partner

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CORPUS CHRISTI INTERESTS, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

SABINE PASS LNG-GP, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CHENIERE LNG O&M SERVICES, L.P. By: CHENIERE ENERGY SHARED SERVICES, INC., its general partner

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CHENIERE LNG-LP INTERESTS, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CORPUS CHRISTI LNG-LP, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

SABINE PASS LNG-LP, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CREOLE TRAIL LNG-LP, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CHENIERE FLNG-GP, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

SABINE PASS LNG, L.P. By: SABINE PASS LNG-GP, INC., its general partner

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CREOLE TRAIL LNG-GP, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CREOLE TRAIL LNG, L.P. By: CREOLE TRAIL LNG-GP, INC., its general partner

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CORPUS CHRISTI LNG-LP, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CHENIERE ENERGY SHARED SERVICES, INC.

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

CHENIERE MGT SERVICES, LLC

By:	/s/ Graham A. McArthur
Name: Title:	Graham A. McArthur Treasurer

EXHIBIT A

FORM OF INDEMNIFICATION AGREEMENT

April __, 2005

To the Assuming Entities

party to the Assumption Agreement

(defined below)

Re:	Indemnification Agreement in connection with the Assumption and Adoption of Obligations under Settlement and Purchase Agreement dated as of even date herewith (the “Assumption Agreement”)

Ladies and Gentlemen;

For good and valuable consideration, including but not limited to the assumption and adoption by the Assuming Entities of the obligations of Cheniere and CXY ( as CXY is defined in the Crest Settlement Agreement) under the Crest Settlement Agreement, Cheniere hereby: (1) represents and warrants to each and all of the Assuming Entities that Freeport LNG Development, L.P., a Delaware limited partnership (“Freeport Partnership”), has assumed the “Royalty” (as defined in the Crest Settlement Agreement) payment obligation contained in and pursuant to Section 1.03(a) of the Crest Settlement Agreement for gas processed and produced at the LNG receiving and regasification facility on the Quintana Island site in or about Freeport, Texas (the “Freeport LNG Facility”), (2) agrees to indemnify and hold harmless each Assuming Entity and any and all successors and assigns thereof (including any purchaser or transferee from any Assuming Entity of assets constituting all or substantially all of the assets of any LNG facility that assumes and adopts the obligations of Cheniere and CXY under the Crest Settlement Agreement) from and against any and all costs, claims, actions, causes of action, demands, assessments, losses, liabilities, damages, judgments, settlements, penalties, expenses or obligations of any kind (“Claims”) in any manner arising out of or in connection with the assumption and adoption by such Assuming Entity of the obligations of Cheniere and CXY under the Crest Settlement Agreement, including but not limited to any Claims relating to any Royalty amounts at any time not paid by Freeport Partnership and (3) represents and warrants that Cheniere and CXY are in compliance in all material respect with their obligations under the Crest Settlement Agreement and that no default thereunder has occurred or is continuing.

It is the express intention of Cheniere, and the Assuming Entities that each of the Assuming Entities and any and all successors and assigns thereof (including any purchaser or transferee from any Assuming Entity of assets constituting all or substantially all of the assets of any LNG facility that assumes and adopts the obligations of Cheniere and CXY under the Crest Settlement Agreement) shall be indemnified and held harmless from and against all Claims as to which indemnity is provided for hereunder notwithstanding that any such Claims arise out of or result from the ordinary, strict, sole or contributory negligence of such Assuming Entity or successor or assign thereof and regardless of whether any other person is or is not also negligent. Cheniere and the Assuming Entities agree that this and the preceding sentence constitute a conspicuous notice.

This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

CHENIERE ENERGY, INC.

By:

Name:	Don A. Turkleson

Title:	Senior Vice President, Chief Financial Officer and Secretary

[CHENIERE ENERGY, INC. LETTERHEAD]

May 09, 2005

To the Assuming Entities

party to the Assumption Agreement

(defined below)

Re:	Indemnification Agreement in connection with the Assumption and Adoption of Obligations under Settlement and Purchase Agreement dated as of even date herewith (the “Assumption Agreement”); capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Assumption Agreement.)

Ladies and Gentlemen;

For good and valuable consideration, including but not limited to the assumption and adoption by the Assuming Entities of the obligations of Cheniere and CXY ( as CXY is defined in the Crest Settlement Agreement) under the Crest Settlement Agreement, Cheniere hereby: (1) represents and warrants to each and all of the Assuming Entities that Freeport LNG Development, L.P., a Delaware limited partnership (“Freeport Partnership”), has assumed the “Royalty” (as defined in the Crest Settlement Agreement) payment obligation contained in and pursuant to Section 1.03(a) of the Crest Settlement Agreement for gas processed and produced at the LNG receiving and regasification facility on the Quintana Island site in or about Freeport, Texas (the “Freeport LNG Facility”), (2) agrees to indemnify and hold harmless each Assuming Entity and any and all successors and assigns thereof (including any purchaser or transferee from any Assuming Entity of assets constituting all or substantially all of the assets of any LNG facility that assumes and adopts the obligations of Cheniere and CXY under the Crest Settlement Agreement) from and against any and all costs, claims, actions, causes of action, demands, assessments, losses, liabilities, damages, judgments, settlements, penalties, expenses or obligations of any kind (“Claims”) in any manner arising out of or in connection with the assumption and adoption by such Assuming Entity of the obligations of Cheniere and CXY under the Crest Settlement Agreement, including but not limited to any Claims relating to any Royalty amounts at any time not paid by Freeport Partnership and (3) represents and warrants that Cheniere and CXY are in compliance in all material respect with their obligations under the Crest Settlement Agreement and that no default thereunder has occurred or is continuing.

It is the express intention of Cheniere, and the Assuming Entities that each of the Assuming Entities and any and all successors and assigns thereof (including any purchaser or transferee from any Assuming Entity of assets constituting all or substantially all of the assets of any LNG facility that assumes and adopts the obligations of Cheniere and CXY under the Crest Settlement Agreement) shall be indemnified and held harmless from and against all Claims as to which indemnity is provided for hereunder notwithstanding that any such Claims arise out of or result from the ordinary, strict, sole or contributory negligence of such Assuming Entity or successor or assign thereof and regardless of whether any other person is or is not also negligent. Cheniere and the Assuming Entities agree that this and the preceding sentence constitute a conspicuous notice.

This Indemnification Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

CHENIERE ENERGY, INC.

By:	/s/ Don A. Turkleson

Name:	Don A. Turkleson

Title:	Senior Vice President, Chief Financial Officer and Secretary